AlphaClone Alternative Alpha ETF Trading Symbol: ALFA Listed on NYSE Arca, Inc. Summary Prospectus July 31, 2015 alphaclonefunds.com

Before you invest, you may want to review the AlphaClone Alternative Alpha ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 31, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at alphaclonefunds.com/fund_overview.html.  You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective

The AlphaClone Alternative Alpha ETF (the “Fund”) seeks to track the price and yield, before fees and expenses, of the AlphaClone Hedge Fund Long/Short Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (the “Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (Rule 12b-1) Fees*	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

The Fund has adopted a Distribution and Service (Rule 12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board of Trustees (the “Board”) has determined that no such payments will be made through the next twelve (12) months of operation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $97	3 Years: $303	5 Years: $525	10 Years: $1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended March 31, 2015, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or “indexing” investment approach to track the AlphaClone Hedge Fund Long/Short Index (the “Index”). The Index is composed of U.S. equity securities selected based on a proprietary hedge fund position replication methodology developed by Coefficient Capital, Inc., also known as AlphaClone (the “Index Provider”). The methodology ranks issuers favored as investments by hedge funds and institutional investors based on the efficacy of replicating their publicly disclosed positions and selects equities from those managers with the highest ranking. Index constituents are equal weighted but have an overlap bias (i.e., holdings with twice the number of holders have twice the weight). The Index can vary from being 100% long to up to 50% short, also known as “market hedged,” based on market volatility targets defined by the methodology. The Index, and therefore the Fund, may take a defensive position and become market hedged (i.e., short) if one or more broad-based market indices close below their respective 200 day moving average at the end of any month. Short positions are used to hedge long positions and to seek positive returns. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time when it is sold and when the Fund replaces the borrowed security.

The Fund is managed by Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”) under the supervision of Exchange Traded Concepts, LLC (“ETC” or the “Adviser”). The Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Index, which include, but are not limited to, common and preferred equity securities, American Depositary Receipts (“ADRs”), exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The Fund may invest the remainder of its assets in securities not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index, or in financial instruments that provide long or short exposure to the Index. These financial instruments include, but are not limited to: exchange-traded options on securities, indices and futures contracts, and short positions. On a day-to-day basis, the Fund also may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Sub-Adviser generally uses a “replication” approach to try to achieve the Fund’s investment objective, meaning the Fund may invest in all of the component securities of the Index, but may, when the Sub-Adviser believes it is in the best interests of the Fund, use a  “representative sampling” approach, meaning the Fund may invest in a representative sample of the component securities of the Index that collectively has an investment profile similar to the Index. In general, if the Fund is performing as designed, the return of the Index will dictate the return for the Fund. The Fund seeks to be fully invested at all times and the Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. The Index is rebalanced quarterly. As of June 30, 2015, the market capitalization range of the securities in the Index was $375 million to $722 billion.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

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ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

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Equity Securities Risk: Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

•
Investment Company Risk: The risks of investment in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company.

•
Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
MLP Risk: Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

•
Passive Investment Risk: The Fund is not actively managed and neither the Adviser nor Sub-Adviser would sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

•
REIT Risk: REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

•
Shares of the Fund May Trade at Prices Other Than Net Asset Value: As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines.

•
Shorting Risk: The Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities. However, there is a risk that the Fund will experience a loss as a result of engaging in such short sales.

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Tracking Error Risk: The performance of the Fund may diverge from that of the Index. To the extent the Fund employs a representative sampling strategy, it may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2014. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at alphaclonefunds.com or by calling the Fund toll free at 1-800-617-0004.

Calendar Year Total Returns

For the year-to-date period ended June 30, 2015, the Fund’s total return was 6.30%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.81% for the quarter ended September 30, 2013, and the lowest quarterly return was 1.01% for the quarter ended March 31, 2014.

Average Annual Total Returns
For the Period Ended December 31, 2014
AlphaClone Alternative Alpha ETF	1 Year	Since Inception (5/31/2012)
Return Before Taxes	12.39%	23.77%
Return After Taxes on Distributions	12.38%	23.56%
Return After Taxes on Distributions and Sale of Fund Shares	7.10%	18.78%
AlphaClone Hedge Fund Long/Short Index (reflects no deduction for fees, expenses, or taxes)	13.24%	23.27%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	20.85%

Investment Adviser

Exchange Traded Concepts, LLC

Sub-Adviser

Vident Investment Advisory, LLC

Portfolio Manager

Denise M. Krisko, CFA, President of VIA, has primary responsibility for the day-to-day management of the Fund. Ms. Krisko has managed the Fund with VIA since January 2015 and previously managed the Fund with the Fund’s previous sub-adviser from its inception until November 2014.

Purchase and Sale of Fund Shares

Shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell shares of the Fund through brokers at market prices, rather than NAV. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund, the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.